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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  May 14, 1996


                                AQUASEARCH, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)


                                    COLORADO
                                    ---------
                 (State or Other Jurisdiction of Incorporation)



          33-23460-LA                                   33-003435
- ----------------------------             -------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)


                        73-4460 Queen Ka'ahumanu Highway
                                    Suite 110
                           Kailua-Kona, Hawaii  96740
                          ----------------------------
                    (Address of Principal Executive Offices)

                                 (808) 326-9301
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

     On May 14, 1996, Aquasearch, Inc. ("Aquasearch" or the "Company") entered into a Distribution and Development Agreement (the "Distribution Agreement") and a Stock Subscription Agreement (the "Subscription Agreement") with Cultor Ltd. ("Cultor"), a Finnish food conglomerate that is a leading worldwide producer of animal feed and animal nutrition products as well as sweeteners and baking products for human nutrition.

     Under the Distribution Agreement, Cultor has agreed to act as the exclusive distributor for the Company's natural astaxanthin product for animal feed and animal nutrition applications for a period of three years. In addition, Aquasearch and Cultor have agreed as to the terms and conditions pursuant to which the two firms may mutually develop a new joint venture company to focus exclusively on the production and sale of natural astaxanthin for use in the field of animal feed and animal nutrition. The terms and conditions pursuant to which the joint venture company may be formed are contained in a form of Stockholders' Agreement (the "Stockholders' Agreement") which is an Exhibit to the Distribution Agreement.

     The Subscription Agreement requires Cultor to purchase 400,000 shares of Aquasearch Common Stock for an aggregate purchase price of $200,000. Pursuant to the Subscription Agreement, Aquasearch has granted certain registration rights to Cultor with respect to the 400,000 shares being purchased by Cultor. These registration rights are described in a Registration Rights Agreement (the "Registration Rights Agreement") that is included as an Exhibit to the Subscription Agreement.

     The Distribution Agreement (including the Stockholders' Agreement) and the Subscription Agreement (including the Registration Rights Agreement) are attached as Exhibits 10.1 and 10.2 to this Form 8-K. The Distribution Agreement and the Subsription Agreement are subject to the approval of the shareholders of the Aquasearch at a Special Meeting of Shareholders to be held on September 24, 1996.



                            [SIGNATURE PAGE FOLLOWS]



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 14, 1996

                                   AQUASEARCH, INC.



                                   By:  /s/ Mark E. Huntley
                                        -------------------------------------
                                        Mark E. Huntley, Ph.D.
                                        President and Chief Executive Officer